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                                                                    EXHIBIT 10.3

                                AMENDMENT #2 TO
                    EMPLOYMENT AGREEMENT DATED JULY 1, 1994

     Reference is made to that certain Employment Agreement dated as of July 1, 1994 (the "Agreement"), by and between Image Entertainment, Inc., a California
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corporation ("Image"), and Martin W.  Greenwald, an individual ("Executive").
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All defined terms not defined herein will have the meanings set forth in the
Agreement.

1. EFFECTIVE DATE. All of the terms and conditions of this Amendment will be applicable commencing on and effective as of July 1, 1996 (the "Effective
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    Date").
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2.  FRINGE BENEFITS. Paragraph 5(b)(i) "CEO Fringe Benefits - Personal Life and
    Disability Insurance" of the Agreement is hereby amended to the following extent:

        The words "$17,000 per annum" in line 7 are replaced by the words "$30,000 per annum."

3.  GENERAL PROVISIONS.

    a.  Headings. Article and paragraph headings, as used in this Amendment, are
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        for convenience only and are not a part hereof, and will not be used to interpret any provision of this Amendment or the Agreement.

    b.  Integration. The parties hereby acknowledge and agree that the Agreement
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        as amended hereby constitutes the entire agreement between the parties with respect to the subject matter hereof.

    c.  Severability. In the event that any provision of the Agreement as
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        amended hereby will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Agreement.

    d.  Ratification and Confirmation of Agreement. Except as set forth herein
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        to the contrary, the Agreement is hereby ratified and affirmed;
        provided, however, that in the event of any inconsistencies, the terms,
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        conditions and definitions set forth herein will control.


     IN WITNESS WHEREOF, each of the parties has executed and entered into this Amendment as of the Effective Date set forth above.

"Image Entertainment, Inc.":        "Executive"
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/s/ MARTIN W. GREENWALD             /s/ MARTIN W. GREENWALD
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Martin W.  Greenwald, President     Martin W.  Greenwald, an individual